                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. (S)1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Repot of Environmental Power Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Jeffrey Macartney, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


                                                    /s/ R. Jeffrey Macartney
                                                    ------------------------
                                                        R. Jeffrey Macartney
                                                        Chief Financial Officer
                                                        November 13, 2002